UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  August 11, 2009
                                                          ---------------

                               EZJR, Inc.
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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
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            (State or Other Jurisdiction of Incorporation)

                0-51861                         20-0667864
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

            3415 Ocatillo Mesa Way, North Las Vegas, NV  89031
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          (Address of Principal Executive Offices)      (Zip Code)

                             (702) 631-4251
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            (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a) On August 11, 2009, Board of Directors of the Registrant dismissed
Moore & Associates Chartered, its independent registered public account firm. On the same date, August 11, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public accounting firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended June 30, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on August 11, 2009.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On August 11, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.


ITEM 8.01   OTHER EVENTS

The Company held its annual shareholder's meeting on August 11, 2009. The Board of Directors informed the shareholders at this annual meeting that Moore & Associates Chartered told the Board that they would no longer be able to perform financial audits for the Company. Based on the Board's recommendation, 68.9% of the Company's total issued and outstanding shares approved Seale and Beers, CPAs as the Company's new auditor, effective August 11, 2009.


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ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1 Letter from Moore and Associates, Chartered, dated August 11, 2009, to the U. S. Securities and Exchange Commission regarding statements included in this Form 8-K.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 14, 2009

By: /s/ T. J. Jesky
    -----------------
Name:   T. J. Jesky
Title:  President/CEO



EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------

   16.1        Letter from Moore and Associates, Chartered, dated
               August 11, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K



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